                                                                      Exhibit 24

                               POWER OF ATTORNEY

     We, the undersigned Directors and Officers of Commerce Bancshares, Inc. do hereby name, constitute and appoint J. Daniel Stinnett, Jeff Aberdeen or Bayard Clark, III, our agent and attorney-in-fact, for each of us and in our respective behalves as Directors and/or as Officers of Commerce Bancshares, Inc. to sign and execute a Registration Statement on Form S-4, and any amendments thereto, relating to the registration with the Securities and Exchange Commission of shares of common stock of Commerce Bancshares, Inc.

     Executed this 5th day of December, 1997.




/s/ David W. Kemper                      /s/ Giorgio Balzer
-------------------------------------    ---------------------------------------
David W. Kemper                          Giorgio Balzer


/s/ Fred L. Brown                        /s/ W. Thomas Grant II
-------------------------------------    ---------------------------------------
Fred L. Brown                            W. Thomas Grant II


/s/ James B. Hebenstreit                 /s/ Jonathan M. Kemper
-------------------------------------    ---------------------------------------
James B. Hebenstreit                     Jonathan M. Kemper


                                         /s/ Terry O. Meek
                                         ---------------------------------------
                                         Terry O. Meek


/s/ Benjamin F. Rassieur, III
-------------------------------------
Benjamin F. Rassieur, III


/s/ Dolph C. Simons, Jr.                 /s/ L. W. Stolzer
-------------------------------------    ---------------------------------------
Dolph C. Simons, Jr.                     L. W. Stolzer


/s/ Andrew C. Taylor                     /s/ Robert H. West
-------------------------------------    ---------------------------------------
Andrew C. Taylor                         Robert H. West


                                         /s/ Jeffrey D. Aberdeen
                                         ---------------------------------------
                                         Jeffrey D. Aberdeen
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                               POWER OF ATTORNEY


     The undersigned hereby appoints J. Daniel Stinnett and Jeffrey D. Aberdeen, or either of them, attorney-in-fact for the undersigned and in the name and on behalf of the undersigned to sign a Registration Statement Form S-4 to be filed by Commerce Bancshares, Inc. together with any and all amendments which might be required from time to time with respect thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the acquisition of Pittsburg Bancshares, Inc. and City National Bank of Pittsburg with full power and authority in either of said attorneys-in-fact to do and perform in the name of and on behalf of the undersigned every act whatsoever necessary or desirable to be done in connection therewith as fully and to all intents and purposes as the undersigned might or could do in person.

     Executed this 8th day of December, 1997.



                                       /s/ A. Bayard Clark
                                       -----------------------------------------
                                       A. Bayard Clark, Executive Vice President
                                       and Principal Financial Officer